                               Semi-Annual Report


-------------------------------------------------------------------------------
                              Dreyfus Premier State
                               Municipal Bond Fund
                                 Michigan Series
-------------------------------------------------------------------------------









                                October 31, 1997

                                     [LOGO]

Dreyfus Premier State Municipal Bond Fund  Michigan Series
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to report the performance for the Dreyfus Premier State Municipal Bond Fund--Michigan Series for the six-month period ended October 31, 1997 as shown in the following table:

                                                               Annualized
                                           Total Return*    Distribution Rate**
                                           -------------    -------------------
   Class A Shares.........................     5.74%               4.88%
   Class B Shares.........................     5.54%               4.61%
   Class C Shares.........................     5.40%               4.34%

Economic Review
   With the level of inflation as low as it has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (the "GDP")--the dollar total of all goods and services produced in the United States--has grown in excess of 3% for each of the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy, since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
   The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (the "FOMC"), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997, when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
   Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
   In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price Index (a measure of the average change in the prices paid by urban consumers for a fixed market basket of goods and services) and the Producer Price Index (a measure of the average change in the prices of all commodities, at all stages of processing, produced for sale in primary markets in the United States). The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a level unmatched in 23 years.
   Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility that continuing strong economic growth will drive the unemployment rate even lower, which could cause an upsurge in wage rates and so reignite inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.

Market Environment
   Since our last letter at the end of April 1997, long-term taxable interest rates have declined dramatically. As measured by the 30-year U.S. Treasury bond, yields ended the period at 6.15%, down from roughly 7.00% just six months earlier. In the municipal market the drop in rates was less pronounced as the Bond Buyer Revenue Bond Index closed the period yielding 5.60% versus 6.01% on April 30. Initially, long interest rates were driven lower by expectations that economic growth would slow during the summer. When the summer slowdown did not materialize, however, disappointed bond market participants pushed yields higher from the beginning of August through mid-September as tight labor markets in the U.S. again became a source of concern. The implications of a tight labor market were overshadowed during October by the development of economic crises in various Asian countries which precipitated a significant correction in the U.S. equity market. The subsequent flight-to-quality rally in Treasuries left taxable yields at their lows for the six months ended October 31, 1997.
   The underperformance of municipal bonds during the reporting period was driven by a combination of lack of retail demand at lower yields and a large increase in issuance as many bond refundings became economically feasible. This weakening technical dynamic is illustrated by the municipal/Treasury yield ratio (as measured by the Bond Buyer Revenue Bond Index /30-year Treasury yield) cheapening from 86% on April 30, 1997, to 91% six months later.

The Portfolio
   In managing your Fund's assets during a period of such uncertainty with respect to the future direction of long-term interest rates, a decidedly conservative posture was maintained. By holding a core of high coupon bonds which provide the Fund with much of its income stream, we remain committed to providing shareholders with a maximum amount of current tax-free income. These large coupon securities also provide stability to the net asset value during periods of extreme market volatility such as we have experienced over the past several years. Many of the trades that were executed during the period sought to capitalize on the extremely flat yield curve. Other swaps sought to reposition the portfolio with securities that offer greater potential for price appreciation without extending the duration of the portfolio. Throughout the reporting period further emphasis was placed on extending the optional redemption characteristics of the holdings in order to improve the liquidity of the portfolio. In conclusion, we will continue to monitor the constantly changing financial and political landscapes and adjust our portfolio strategy accordingly.
                                       Very truly yours,

                                       [GRAPHIC OMITTED]

                                       Richard J. Moynihan
                                       Director, Municipal Portfolio Management
                                       The Dreyfus Corporation

November 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares. Some income may be subject to the Federal Alternative
Minimum Tax (AMT) for certain shareholders.

Dreyfus Premier State Municipal Bond Fund,  Michigan Series
-------------------------------------------------------------------------------
Statement of Investments                           October 31, 1997 (Unaudited)

                                                                                      Principal
Long-Term Municipal Investments--96.9%                                                  Amount           Value
-------------------------------------------------------------------------------     ------------     ------------
Michigan--95.4%
Armada Area Schools 5.625%, 5/1/2017 (Insured; FSA)............................     $  2,485,000     $  2,552,145
Battle Creek Downtown Development Authority, Revenue, Refunding
   5%, 5/1/2017 (Insured; MBIA) (a)............................................        2,000,000        1,934,700
Brighton Area School District, Refunding:
   Zero Coupon, 5/1/2014 (Insured; AMBAC)......................................        8,000,000        3,363,920
   Zero Coupon, 5/1/2020 (Insured; AMBAC)......................................        5,000,000        1,491,250
Capital Region Airport Authority, Airport Revenue
   6.70%, 7/1/2021 (Insured; MBIA) (b).........................................        2,500,000        2,722,075
Chippewa Valley Schools, Refunding 7%, 5/1/2010 (Prerefunded 5/1/2001) (c).....        1,275,000        1,409,704
Clarkston Community School 5.75%, 5/1/2016 (Insured; FGIC).....................        1,340,000        1,383,617
Detroit:
   (Development Area No. 1) 7.60%, 7/1/2010 (Prerefunded 7/1/1999) (c).........        4,150,000        4,466,977
   (Unlimited Tax) 6.35%, 4/1/2014.............................................        3,220,000        3,414,810
   Water Supply Systems Revenue, Refunding
      8.866%, 7/1/2022 (Insured; FGIC) (d).....................................        1,500,000        1,745,625
Fowlerville Community Schools School District  5.60%, 5/1/2016 (Insured; MBIA).        2,995,000        3,072,181
Grand Rapids Housing Finance Authority, Multi-Family Revenue, Refunding
   7.625%, 9/1/2023 (Collateralized; FNMA) (b).................................        1,000,000        1,100,460
Huron Valley School District, Refunding
   Zero Coupon, 5/1/2018 (Insured; FGIC).......................................        6,370,000        2,124,013
Iron Mountain City School District, Refunding:
   5.125%, 5/1/2016 (Insured; AMBAC)...........................................        2,000,000        1,977,160
   5.125%, 5/1/2021 (Insured; AMBAC)...........................................        1,000,000          976,640
Kalamazoo Hospital Finance Authority, Hospital Facilities Revenue, Refunding:
   (Borgess Medical Center) 6.25%, 6/1/2014 (Insured; FGIC)....................        2,000,000        2,261,260
   (Bronson Methodist Hospital) 5.75%, 5/15/2016 (Insured; MBIA)...............        2,500,000        2,585,800
Kenowa Hills Public Schools 5.875%, 5/1/2021 (Insured; MBIA)...................        3,360,000        3,490,838
Kent County, Airport Facilities Revenue (Kent County International Airport):
   5.90%, 1/1/2012.............................................................        1,145,000        1,198,758
   5.90%, 1/1/2013.............................................................        1,095,000        1,140,913
   6.10%, 1/1/2025.............................................................        3,000,000        3,201,390
Lake Orion Community School District, Refunding 5.80%, 5/1/2015 (Insured; AMBAC)       2,085,000        2,172,549
Lapeer Economic Development Corp., Ltd. Obligation Revenue
   (Lapeer Health Services Project) 8.625%, 2/1/2020 (Prerefunded 2/1/2000) (c)        2,000,000        2,226,900
Leslie Public School (Ingham and Jackson Counties School Building and Site)
   Refunding 6%, 5/1/2015 (Insured; AMBAC).....................................        1,000,000        1,059,800
Michigan Building Authority, Lease Revenue 6.75%, 10/1/2007 (Insured; AMBAC)...        1,600,000        1,763,264


Dreyfus Premier State Municipal Bond Fund,  Michigan Series
-------------------------------------------------------------------------------
Statement of Investments (continued)               October 31, 1997 (Unaudited)

                                                                                      Principal
Long-Term Municipal Investments (continued)                                             Amount            Value
-------------------------------------------------------------------------------      ------------     ------------
Michigan (continued)
Michigan Higher Education Student Loan Authority, Student Loan Revenue:
   6.875%, 10/1/2007 (Insured; AMBAC)..........................................      $  2,250,000     $  2,355,075
   7.55%, 10/1/2008 (Insured; MBIA)............................................         1,150,000        1,215,435
   6.125%, 9/1/2010............................................................         1,520,000        1,574,249
Michigan Hospital Finance Authority, HR:
   (Crittenton Hospital) 6.70%, 3/1/2007.......................................         2,250,000        2,421,495
   (Daughters of Charity National Health Systems-- Providence Hospital)
      7%, 11/1/2021 (Prerefunded 11/1/2001) (c)................................         2,700,000        3,017,736
   Refunding:
      (Detroit Medical Center):
         8.125%, 8/15/2012.....................................................           220,000          230,690
         5.25%, 8/15/2027 (Insured; AMBAC).....................................         3,000,000        2,920,440
      (Genesys Health Systems) 8.125%, 10/1/2021...............................         5,000,000        5,926,450
      (Middle Michigan Obligation Group) 6.625%, 6/1/2010......................         2,000,000        2,065,020
      (Sinai Hospital of Greater Detroit) 6.70%, 1/1/2026......................         2,500,000        2,746,200
      (Sisters of Mercy Health Corp.):
         6.25%, 2/15/2009 (Insured; FSA).......................................         1,065,000        1,146,238
         5.375%, 8/15/2014 (Insured; MBIA).....................................         1,340,000        1,377,306
Michigan Housing Development Authority:
   (Home Improvement Program) 7.65%, 12/1/2012.................................         1,755,000        1,824,340
   Rental Housing Revenue:
      6.50%, 4/1/2006..........................................................         2,000,000        2,129,020
      7.70%, 4/1/2023 (Insured; FSA)...........................................         4,185,000        4,500,842
   SFMR:
      7.55%, 12/1/2014 (Prerefunded 12/1/1997) (c).............................           105,000          105,319
      7.50%, 6/1/2015..........................................................         2,355,000        2,469,853
      5.95%, 12/1/2016.........................................................         2,365,000        2,446,356
      7.75%, 12/1/2019.........................................................           410,000          413,075
      6.95%, 12/1/2020.........................................................         1,640,000        1,735,645
Michigan Municipal Bond Authority, Revenue (State Revolving Fund):
   6.50%, 10/1/2014 (Prerefunded 10/1/2004) (c)................................         2,500,000        2,838,200
   6.50%, 10/1/2017 (Prerefunded 10/1/2004) (c)................................         3,500,000        3,973,480
Michigan State University, College and University Revenue
   5%, 2/15/2026 (Insured; AMBAC)..............................................        10,000,000        9,576,200
Michigan Strategic Fund, Limited Obligation Revenue:
   (Northeastern Community Mental Health Foundation) 8.25%, 1/1/2009...........         1,425,000        1,489,467


Dreyfus Premier State Municipal Bond Fund,  Michigan Series
-------------------------------------------------------------------------------
Statement of Investments (continued)               October 31, 1997 (Unaudited)

                                                                                       Principal
Long-Term Municipal Investments (continued)                                              Amount           Value
-------------------------------------------------------------------------------      ------------     ------------

Michigan (continued)
Michigan Strategic Fund, Limited Obligation Revenue (continued):
   (NSF International Project) 5.75%, 8/1/2019 (LOC; First of America Bank)(e).      $ 3,000,000      $ 3,077,220
   Refunding (Ledyard Association Ltd. Partnership Project)
      6.25%, 10/1/2011 (Insured; ITT Lyndon Property Insurance Co.)............        3,075,000        3,355,409
   SWDR, Refunding (Genesee Power Station Project) 7.50%, 1/1/2021.............        3,000,000        3,201,090
Monroe County:
   PCR (Detroit Edison Project):
      7.50%, 12/1/2019 (Insured; AMBAC)........................................        4,650,000        5,045,529
      7.875%, 12/1/2019........................................................        2,720,000        2,950,493
      7.65%, 9/1/2020 (Insured; FGIC)..........................................        2,250,000        2,465,910
      6.55%, 6/1/2024 (Insured; MBIA)..........................................        1,700,000        1,850,977
   Water Supply Systems (Frenchtown Charter Township Water Treatment
      and Distribution Systems) 6.50%, 5/1/2013 (Prerefunded 5/1/2000) (c).....        2,500,000        2,686,075
Monroe County Economic Development Corp., Ltd. Obligation Refunding, Revenue
   (Detroit Edison Co. Project) 6.95%, 9/1/2022 (Insured; FGIC)................        2,000,000        2,468,920
Montague Public School District 5.125%, 5/1/2023 (Insured; FSA)................        3,250,000        3,148,893
Northville, Special Assessment (Wayne County) 7.875%, 1/1/2006.................        1,685,000        1,787,734
Northwestern Michigan College, Community College Improvement Revenue, Refunding
   7%, 7/1/2011................................................................        1,800,000        1,963,062
Oakland County Economic Development Corp., Ltd. Obligation Revenue
   (Pontiac Osteopathic Hospital Project)
   9.625%, 1/1/2020 (Prerefunded 1/1/2000) (c).................................        1,575,000        1,777,970
Rockford Public Schools, Refunding (Kent County School Building and Site)......
   7.375%, 5/1/2019 (Prerefunded 5/1/2000) (c).................................        2,000,000        2,169,980
Romulus Economic Development Corp., Ltd. Obligation EDR
   Refunding (Romulus Hir Ltd. Partnership Project)
   7%, 11/1/2015 (Insured; ITT Lyndon Property Insurance Co.)..................        3,700,000        4,058,678
South Lake Schools, 5.125%, 5/1/2018 (Insured; FGIC) (a).......................        2,690,000        2,632,838
South Lyon Community Schools (School Building)
   6.375%, 5/1/2018 (Prerefunded 5/1/2002) (c).................................        1,500,000        1,651,215
Wayne Charter County, Special Airport Facilities Revenue, Refunding
   (Northwest Airlines Inc.) 6.75%, 12/1/2015..................................        5,750,000        6,286,187
Western Michigan University, College and University Revenues, Refunding
   5.125%, 11/15/2022 (Insured; FGIC)..........................................        2,000,000        1,949,040


Dreyfus Premier State Municipal Bond Fund,  Michigan Series
-------------------------------------------------------------------------------
Statement of Investments (continued)               October 31, 1997 (Unaudited)

                                                                                       Principal
Long-Term Municipal Investments (continued)                                              Amount          Value
-------------------------------------------------------------------------------      ------------     ------------

U.S. Related--1.5%

Puerto Rico Housing Finance Corp., MFMR
   7.50%, 4/1/2022 (LOC; Government Development Bank) (e)......................      $ 2,510,000      $  2,669,661

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $159,933,990).........................................................                       $172,531,761
                                                                                                      ============
Short-Term Municipal Investments--3.1%
-------------------------------------------------------------------------------

Michigan:
Michigan Strategic Fund, Limited Obligation Revenue, VRDN:
   4% (LOC; Barclays Bank) (e,f)...............................................      $ 1,500,000      $  1,500,000
   Refunding:
      (Detroit Edison Co.) 4% (LOC; Barclays Bank) (e,f).......................        1,500,000         1,500,000
      (Consumer's Power Co. Project) 4% (LOC; Canadian Imperial Bank) (e,f)....        2,500,000         2,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $5,500,000)...........................................................                       $  5,500,000
                                                                                                      ============
TOTAL INVESTMENTS--100.0%
   (cost $165,433,990).........................................................                       $178,031,761
                                                                                                      ============


Dreyfus Premier State Municipal Bond Fund,  Michigan Series
-------------------------------------------------------------------------------


Summary of Abbreviations
-------------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
EDR        Economic Development Revenue                                   Insurance Corporation
FGIC       Financial Guaranty Insurance Company             MFMR       Multi-Family Mortgage Revenue
FNMA       Federal National Mortgage Association            PCR        Pollution Control Revenue
FSA        Financial Security Assurance                     SFMR       Single Family Mortgage Revenue
HR         Hospital Revenue                                 SWDR       Solid Waste Disposal Revenue
LOC        Letter of Credit                                 VRDN       Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
-------------------------------------------------------------------------------

Fitch (g)          or          Moody's           or           Standard & Poor's         Percentage of Value
--------                       -------                        -----------------         -------------------

AAA                            Aaa                            AAA                                45.8%
AA                             Aa                             AA                                 13.4
A                              A                              A                                  15.1
BBB                            Baa                            BBB                                 8.2
F1                             Mig1                           SP1                                 1.7
Not Rated (h)                  Not Rated (h)                  Not Rated (h)                      15.8
                                                                                                -----
                                                                                                100.0%
                                                                                                =====

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Purchased on a delayed-delivery basis.
(b) Security held in a segregated account for the purpose of collateralizing delayed-delivery security.
(c) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(d) Inverse floater security--the interest rate is subject to change periodically.
(e) Secured by letter of credit.
(f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(g) Fitch currently provides creditworthiness information for a limited number of investments.
(h) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.






                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Michigan Series
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                October 31, 1997 (Unaudited)

                                                                                          Cost            Value
                                                                                       ------------   ------------



ASSETS:                  Investments in securities--See Statement of Investments       $165,433,990   $178,031,761
                         Cash.............................................                                 143,426
                         Interest receivable..............................                               3,022,881
                         Receivable for shares of Beneficial Interest subscribed                             8,593
                         Prepaid expenses.................................                                   6,202
                                                                                                      ------------
                                                                                                       181,212,863
                                                                                                      ------------

LIABILITIES:             Due to The Dreyfus Corporation and affiliates....                                  82,156
                         Due to Distributor...............................                                  46,207
                         Payable for investment securities purchased......                               4,502,443
                         Payable for shares of Beneficial Interest redeemed                                 79,107
                         Accrued expenses.................................                                  23,637
                                                                                                      ------------
                                                                                                         4,733,550
                                                                                                      ------------

NET ASSETS.....................................................................                       $176,479,313
                                                                                                      ============

REPRESENTED BY:         Paid-in capital..................................                             $163,793,550
                        Accumulated net realized gain (loss) on investments                                 87,992
                        Accumulated gross unrealized appreciation on investments                        12,597,771
                                                                                                      ------------


NET ASSETS.....................................................................                       $176,479,313
                                                                                                      ============




                            NET ASSET VALUE PER SHARE
                            -------------------------

                                                                     Class A            Class B           Class C
                                                                   ------------       -----------        ---------

Net Assets.....................................................    $155,660,453       $20,305,230         $513,630
Shares Outstanding.............................................       9,976,301         1,301,677           32,907


NET ASSET VALUE PER SHARE......................................          $15.60            $15.60           $15.61
                                                                         ======            ======           ======

                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Michigan Series
-------------------------------------------------------------------------------
Statement of Operations           Six Months Ended October 31, 1997 (Unaudited)

INVESTMENT INCOME



INCOME                        Interest Income............................                                     $5,409,593


EXPENSES:                     Management fee--Note 3(a)...................              $   489,287
                              Shareholder servicing costs--Note 3(c)......                  282,029
                              Distribution fees--Note 3(b)................                   51,584
                              Professional fees..........................                    18,028
                              Custodian fees.............................                     9,405
                              Prospectus and shareholders' reports.......                     9,064
                              Registration fees..........................                     5,070
                              Trustees' fees and expenses--Note 3(d)......                    1,141
                              Loan commitment fees--Note 2................                      787
                              Miscellaneous..............................                     4,023
                                                                                        -----------
                                Total Expenses...........................                                        870,418
                                                                                                              ----------


INVESTMENT INCOME--NET....................................................                                     4,539,175


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....               $   712,011
                              Net unrealized appreciation (depreciation)
                                on investments...........................                 4,636,139
                                                                                        -----------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      5,348,150
                                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $9,887,325
                                                                                                             ===========


                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Michigan Series
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                               Six Months Ended
                                                                               October 31, 1997      Year Ended
                                                                                  (Unaudited)      April 30, 1997
                                                                               -----------------   --------------
OPERATIONS:
   Investment income--net..................................................       $  4,539,175      $  9,636,187
   Net realized gain (loss) on investments................................             712,011          (627,210)
   Net unrealized appreciation (depreciation) on investments..............           4,636,139         3,129,851
                                                                                  ------------      ------------
         Net Increase (Decrease) in Net Assets Resulting from Operations..           9,887,325        12,138,828
                                                                                  ------------      ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net
      Class A shares......................................................          (4,062,679)       (8,691,679)
      Class B shares......................................................            (470,059)         (934,756)
      Class C shares......................................................              (6,437)           (9,752)
   Net realized gain on investments:
      Class A shares......................................................              --            (2,310,672)
      Class B shares......................................................              --              (280,992)
      Class C shares......................................................              --                (3,342)
                                                                                  ------------      ------------
         Total Dividends..................................................          (4,539,175)      (12,231,193)
                                                                                  ------------      ------------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................           2,152,140         5,737,268
      Class B shares......................................................           1,302,390         2,530,630
      Class C shares......................................................             260,191           202,082
   Dividends reinvested:
      Class A shares......................................................           2,290,473         6,502,642
      Class B shares......................................................             274,967           755,630
      Class C shares......................................................               3,058             6,387
   Cost of shares redeemed:
      Class A shares......................................................          (9,081,486)      (23,142,080)
      Class B shares......................................................          (1,217,478)       (2,955,952)
      Class C shares......................................................              --               (99,257)
                                                                                  ------------      ------------
         Increase (Decrease) in Net Assets from Beneficial Interest Transactions    (4,015,745)      (10,462,650)
                                                                                  ------------      ------------
            Total Increase (Decrease) in Net Assets.......................           1,332,405       (10,555,015)

NET ASSETS:
   Beginning of Period....................................................         175,146,908       185,701,923
                                                                                  ------------      ------------
   End of Period..........................................................        $176,479,313      $175,146,908
                                                                                  ============      ============

               See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Michigan Series
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                 Shares
                                                                                 ------------------------------------
                                                                                  Six Months Ended
                                                                                  October 31, 1997       Year Ended
                                                                                     (Unaudited)       April 30, 1997
                                                                                 -----------------    ---------------
CAPITAL SHARE TRANSACTIONS:

   Class A
   -------
   Shares sold................................................................        139,238             376,125
   Shares issued for dividends reinvested.....................................        147,893             424,804
   Shares redeemed............................................................       (588,763)         (1,515,387)
                                                                                      -------           ---------

                              Net Increase (Decrease) in Shares Outstanding...       (301,632)           (714,458)
                                                                                      =======           =========

   Class B
   -------
   Shares sold................................................................         84,815            165,789
   Shares issued for dividends reinvested.....................................         17,762             49,375
   Shares redeemed............................................................        (78,742)          (193,563)
                                                                                      -------          ---------

                              Net Increase (Decrease) in Shares Outstanding...         23,835             21,601
                                                                                      =======          =========


   Class C
   -------
   Shares sold................................................................         16,774             13,302
   Shares issued for dividends reinvested.....................................            197                418
   Shares redeemed............................................................           --               (6,548)
                                                                                      -------          ---------

                              Net Increase (Decrease) in Shares Outstanding...         16,971              7,172
                                                                                      =======          =========




                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Michigan Series
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class A Shares
                                                          ------------------------------------------------------------------

                                                           Six Months Ended
                                                           October 31, 1997                Year Ended April 30,
                                                                              ----------------------------------------------

PER SHARE DATA:                                              (Unaudited)       1997      1996      1995      1994      1993
                                                           ---------------    ------    ------    ------    ------    ------

   Net asset value, beginning of period.......                  $15.14        $15.15    $15.14    $15.27    $15.65    $14.80
                                                                ------        ------    ------    ------    ------    ------
   Investment Operations:
   Investment income--net......................                    .40           .81       .83       .85       .89       .92
   Net realized and unrealized gain (loss)
      on investments..........................                     .46           .21       .20       .11      (.30)      .98
                                                                ------        ------    ------    ------    ------    ------
   Total from Investment Operations...........                     .86          1.02      1.03       .96       .59      1.90
                                                                ------        ------    ------    ------    ------    ------
   Distributions:
   Dividends from investment income--net.......                   (.40)         (.81)     (.83)     (.85)     (.89)     (.92)
   Dividends from net realized gain on investments                 --           (.22)     (.19)     (.24)     (.08)     (.13)
                                                                ------        ------    ------    ------    ------    ------
   Total Distributions........................                    (.40)        (1.03)    (1.02)    (1.09)     (.97)    (1.05)
                                                                ------        ------    ------    ------    ------    ------
   Net asset value, end of period.............                  $15.60        $15.14    $15.15    $15.14    $15.27    $15.65
                                                                ======        ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN(1)....................                   11.39% (2)     6.89%     6.81%     6.65%     3.65%    13.25%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....                     .92% (2)      .91%      .93%      .92%      .81%      .69%
   Ratio of net investment income
      to average net assets...................                    5.16% (2)     5.34%     5.35%     5.66%     5.56%     6.01%
   Decrease reflected in above expense ratios due to
      undertakings by the Manager.............                                   --        --        .01%      .11%      .25%
   Portfolio Turnover Rate....................                   22.37% (3)    22.32%    56.88%    48.30%    19.96%    14.99%
   Net Assets, end of period (000's omitted)..                $155,660      $155,568  $166,538  $176,604  $187,405  $184,138

------------------------------
(1)   Exclusive of sales load.
(2)   Annualized.
(3)   Not annualized.




                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Michigan Series
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                    Class B Shares
                                                          ------------------------------------------------------------------

                                                           Six Months Ended
                                                           October 31, 1997                Year Ended April 30,
                                                                              ----------------------------------------------
 PER SHARE DATA:                                              (Unaudited)       1997      1996      1995      1994      1993
                                                           -----------------  -------    ------    ------    ------    -----


   Net asset value, beginning of period.......                  $15.13        $15.15    $15.13    $15.27    $15.64    $15.20
                                                                ------        ------    ------    ------    ------    ------
   Investment Operations:
   Investment income--net......................                    .31           .74       .75       .77       .80       .24
   Net realized and unrealized gain (loss)
      on investments..........................                     .47           .20       .21       .10      (.29)      .44
                                                                ------        ------    ------    ------    ------    ------
   Total from Investment Operations...........                     .78           .94       .96       .87       .51       .68
                                                                ------        ------    ------    ------    ------    ------
   Distributions:
   Dividends from investment income--net.......                   (.31)         (.74)     (.75)     (.77)     (.80)     (.24)
   Dividends from net realized gain on investments                 --           (.22)     (.19)     (.24)     (.08)      --
                                                                ------        ------    ------    ------    ------    ------
   Total Distributions........................                    (.31)         (.96)     (.94)    (1.01)     (.88)     (.24)
                                                                ------        ------    ------    ------    ------    ------
   Net asset value, end of period.............                  $15.60        $15.13    $15.15    $15.13    $15.27    $15.64
                                                                ------        ------    ------    ------    ------    ------
                                                                ------        ------    ------    ------    ------    ------
TOTAL INVESTMENT RETURN(2)....................                   10.99%(3)      6.27%     6.33%     6.01%     3.11%    15.50%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....                    1.42%(3)      1.42%     1.44%     1.44%     1.38%     1.18%(3)
   Ratio of net investment income
      to average net assets...................                    4.66%(3)      4.82%     4.82%     5.10%     4.88%     4.85%(3)
   Decrease reflected in above expense ratios due to
      undertakings by the Manager.............                                   --        --        .01%      .09%      .14%(3)
   Portfolio Turnover Rate....................                   22.37%(4)     22.32%    56.88%    48.30%    19.96%    14.99%
   Net Assets, end of period (000's omitted)..                 $20,305       $19,338   $19,031   $16,471   $13,861    $3,581


------------------------------
(1)  From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)  Exclusive of sales load.
(3)  Annualized.
(4)  Not annualized.



                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Michigan Series
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                 Class C Shares
                                                                                  -----------------------------------------
                                                                                   Six Months Ended
                                                                                    October 31, 1997   Year Ended April 30,
                                                                                                       --------------------
PER SHARE DATA:                                                                       (Unaudited)       1997       1996(1)
                                                                                  ------------------   ------      --------

   Net asset value, beginning of period......................................           $15.14         $15.16      $15.18
                                                                                        ------         ------      ------
   Investment Operations:
   Investment income--net.....................................................             .34            .69         .50
   Net realized and unrealized gain (loss) on investments....................              .47            .20         .17
                                                                                        ------         ------      ------
   Total from Investment Operations..........................................              .81            .89         .67
                                                                                        ------         ------      ------
   Distributions:
   Dividends from investment income--net......................................            (.34)          (.69)       (.50)
   Dividends from net realized gain on investments...........................              --            (.22)       (.19)
                                                                                        ------         ------      ------
   Total Distributions.......................................................             (.34)          (.91)       (.69)
                                                                                        ------         ------      ------
   Net asset value, end of period............................................           $15.61         $15.14      $15.16
                                                                                        ======         ======      ======
TOTAL INVESTMENT RETURN(2)...................................................            10.71%(3)       5.94%       6.12%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...................................             1.66%(3)       1.72%       1.70%(3)
   Ratio of net investment income to average net assets......................             4.28%(3)       4.47%       4.47%(3)
   Portfolio Turnover Rate...................................................            22.37%(4)      22.32%      56.88%
   Net Assets, end of period (000's Omitted).................................             $514           $241        $133

--------------------
(1)   From August 15, 1995 (commencement of intital offering) to April 30, 1996.
(2)   Exclusive of sales load.
(3)   Annualized.
(4)   Not annualized.




                       See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Michigan Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
   Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Michigan Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
   The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

Dreyfus Premier State Municipal Bond Fund,  Michigan Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
   The Fund has an unused capital loss carryover of approximately $461,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through April 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, the carryover expires in fiscal 2005.

NOTE 2--Bank Line of Credit:
   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:
   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
   Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $4,651 during the period ended October 31, 1997, from commissions earned on sales of the Fund's shares.
   (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1997, the Fund was charged $50,456 and $1,128 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.
   (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $196,799, $25,228 and $376 for Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.

Dreyfus Premier State Municipal Bond Fund,  Michigan Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $46,309 pursuant to the transfer agency agreement.
   (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:
   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $42,108,720 and $37,959,446, respectively.
   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes
(see the Statement of Investments).

Dreyfus Premier State Municipal
Bond Fund, Michigan Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                 053/617SA9710